NEWS RELEASE

MERCER DRILL HOLE MGDH-03 INTERCEPTS TWO MINERALIZED ZONES AT
THE GUAYABALES GOLD PROJECT, COLOMBIA

DENVER, January 18/PRNewswire-First Call/ -- Mercer Gold Corporation ("Mercer Gold" or the "Company") (MRGP-OTCQB, AN4 -Frankfurt) has received final results from Hole MGDH-03 from the Guayabales Gold Project in the Marmato District in Caldas Department, Colombia.

James Stonehouse, VP of Exploration commented, “The Encanto Zone is proving to be consistent and will lead us to potentially define a resource with continued drilling. Areas considered to be significantly altered with traces of Marmato style mineralization were encountered throughout the hole. The extensions of the holes at Guayabales continue to give us indications that there may be more mineralization at depth.”

The 20.73 meter interval (est. true width) from 201-226 meters depth in the Encanto Zone, with true width of 20.73 meters, yielded 0.658 grams per tonne gold and 88.93 grams per tonne silver. This section included 11.77 (estimated true width)meters of 0.969 grams per tonne gold and 149.47 grams per tonne (4.81 oz/tonne) silver and 5.8 (estimated true width) meters of 1.152 grams per tonne gold and 292.43 grams per tonne (9.40 oz/tonne) silver.

The maximum gold value in this zone was 2.42 grams per tonne gold over 2 meters and 1333 grams per tonne (42.96 oz/tonne) silver over 1 meter.

A second, much deeper zone, was intersected between 498-506 meters depth in a parallel zone. An estimated true width of 6.63 meters yielded 1.959 grams per tonne gold and 2 grams per tonne silver.

Hole MGDH-03, was drilled to a depth of 620 meters at an angle of -60 degrees. These results are summarized on the table below:

Hole #	Interval	Length (m)	Est. True Width (m)	Grams/tonne Au	Grams/tonne Ag	Oz tonne Au	Oz tonne Ag
MGDH-03	201-226	25.0	20.73	0.658	88.93	0.021	2.860
incl.	201-215.2	14.2	11.77	0.969	149.47	0.031	4.806
incl.	201-208	7.0	5.80	1.152	292.43	0.037	9.403
MGDH-03	498-506	8.0	6.63	1.959	2.00	0.063	0.064

These results indicate that the Encanto Zone continues to be mineralized to depth approximately 180 meters below the level of current small mining operations on the property. Mercer continues to test the extent of this strong through-going structure with the purpose of defining resources. The deeper sections of the hole were testing for additional productive structures at depth.

Mercer is currently drilling hole MGDH-04, its fifth drill hole on the Guayabales Project which is targeted at a different structural and geologic model in the NE portion of the Guayabales License.

“We had a 21.7 meter intercept of 1.7 grams per tonne gold in hole 01 beginning at 20 meters depth in the hole. Hole 02 created depth to that structure with 4 meters of 2 grams per tonne gold at a depth of 70 meters. What that tells us is we’ve got a deep zone of mineralization. Hole 03 is nearly 150 meters north of the first two and these results create strike length”, states Rahim Jivraj, Company President.

“This is exactly what we need to do – create depth and strike. We have another proposed hole to a 600 meter depth approximately 75 meters south of 01 and 02, which may further expand the strike. I’m very happy with these results and look forward to progress,” Jivraj adds.

An updated corporate powerpoint, which includes these results, is available for download on the company’s website at www.mercergoldcorp.com.

Comments on Sampling, Assaying, and QA/QC: Mercer’s samples were collected in accordance with accepted industry standards and procedures. The program was carried out by Mercer personnel under close geologic supervision. Samples were submitted using in-house QA/QC protocols employing commercially purchased standards to Acme Laboratories commercial preparation laboratory in Medellin, Colombia. A series of commercially prepared standards was used to verify precision and accuracy in analysis.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration of the Guayabales Gold Project located in the Marmato Gold District, Department of Caldas, Colombia. Mercer began its initial 5,000 meter drill program on October 20th and partial results have been received to date. An additional 25,000 meter program is planned for 2011, subject to positive results of the initial program.

James M. Stonehouse, CA P.Geo. #5518, is a Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has prepared, reviewed and verified the technical information contained in this news release.

For further information see: www.mercergoldcorp.com
Symbol:          OTCQB – MRGP; Frankfurt AN4, WKN NO. A0MUN4.
Contact:          Rob Grace, Investor Relations
Tel.:                 Toll-free North America 1-877-981-3130 or 1-604-681-3130

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an “OTC Reporting Issuer” under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’S PLANS TO RECEIVE RESULTS, DEFINE A RESOURCE, AND ITS EXPECTATION OF A FURTHER DRILL PROGRAM ON THE PROPERTY DURING THE NEXT 12 MONTHS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.
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